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Exhibit 10.20

                       FIRST AMENDMENT TO
                         LOAN DOCUMENTS


     THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into and effective as of the 29th day of September, 1994 by and among TEMTEX INDUSTRIES, INC., a Delaware corporation, with its principal office at 3010 LBJ Freeway, Suite 650, Dallas, Texas 75234 ("Borrower"), TEMCO FIREPLACE PRODUCTS, INC., a Texas corporation (formerly known as Temtex Products, Inc.) with its principal office at 3010 LBJ Freeway, Suite 650, Dallas, Texas 75234 ("Guarantor") and NATIONSBANK OF TEXAS, N.A., a national banking association, with offices at 901 Main Street, 7th Floor, Dallas, Texas 75202 ("Lender").

                            RECITALS

     A. Borrower and Lender entered into that certain Loan Agreement, dated as of May 3, 1994 (as heretofore amended, the "Loan Agreement"), pursuant to which Lender agreed to make loans and advances to Borrower in accordance with the terms thereof. The loans and advances to Borrower under the Loan Agreement are guaranteed by Guarantor pursuant to the terms of that certain Continuing and Unconditional Guaranty, dated May 3, 1994, by and between Guarantor and Bank (as heretofore amended, the "Guaranty").

     B. Borrower and Guarantor have requested Lender to make certain amendments to the Loan Agreement and Guaranty, and Lender at the request of Borrower and Guarantor, for good and valuable consideration, is willing to enter into this Amendment upon the terms and conditions as hereinafter set forth.

                            AGREEMENT

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                            ARTICLE I
                           Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

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                           ARTICLE II
                  Amendments to Loan Agreement

     2.01 Amendment to Section 2(A). Section 2(A) of the Loan
Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

          "A. Loan. Bank hereby agrees to make loans to Borrower in the aggregate principal amount of $3,512,000.
      The obligation to repay the loans is evidenced by (i) a promissory note dated May 3, 1994 in the principal amount of $3,000,000 (the "Revolving Note"), having a maturity date, repayment terms and interest rates as set forth therein, and (ii) a promissory note dated September 29, 1994 in the principal amount of $512,000 (the "Term Note"), having a maturity date, repayment terms and interest rates as set forth therein (the Revolving Note and the Term Note, together with any. other promissory notes heretofore or hereafter executed pursuant to this Agreement by Borrower in favor of Bank and any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note")."

                           ARTICLE III
                     Amendments to Guaranty

     3.01 Amendments to Guaranty. The Guaranty is hereby amended by deleting all references to the name "Temtex Products, Inc."
therefrom in their entirety and inserting the name "Temco Fireplace Products, Inc." in lieu thereof.

                           ARTICLE IV
                      Conditions Precedent

     4.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

          (a) Lender shall have received (i) this Amendment, duly executed by Borrower and Guarantor, (ii) the Term Note, duly executed by Borrower, (iii) such additional documents, instruments and information as Lender or its legal counsel may request, and
(iv) a closing fee for the Term Loan equal to 0.5% ($2,560) in immediately available funds;

          (b) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the other Loan
Documents, shall be true and correct as of the date hereof, as if made on the date hereof;

                               -2-

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          (c)  No default or event of default under the Loan
Agreement or other Loan Documents shall have occurred and be continuing, unless such default or event of default has been specifically waived in writing by Lender; and

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                            ARTICLE V
                            No Waiver

     5.01 Nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Guaranty or any other Loan Document, this Amendment, or of any other contract or instrument between Borrower and/or Guarantor and Lender, and Lender's failure at any time or times hereafter to require strict performance by Borrower or Guarantor of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Guaranty, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and/or Guarantor and Lender.

                           ARTICLE VI
          Ratifications, Representations and Warranties

     6.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, the Guaranty and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement, the Guaranty and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Guarantor and Lender agree that the Loan Agreement, the Guaranty, as each is amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Guarantor hereby ratifies and confirms that the indebtedness and obligations evidenced by the Term Note are "Liabilities" as defined in the GuarantY.

     6.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment, the Term Note and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) attached hereto as Exhibit A is a true, correct

                               -3-

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and complete copy of presently effective resolutions of Borrower's board of directors authorizing the execution, delivery and performance of this Amendment, the Term Note and any and all other Loan Documents executed and/or delivered by Borrower in connection herewith, certified by the Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no default or event of default under the Loan Agreement, as amended hereby, or any other Loan Document has occurred and is continuing, unless such default or event of default has been specifically waived in writing by Lender; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents; and (f) Borrower has not amended its Certificate of Incorporation or its Bylaws since May 3, 1994, except for such amendments, if any, which are attached hereto as Exhibit B.

     6.03 Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Guarantor and will not violate the Articles of Incorporation or Bylaws of Guarantor; (b) attached hereto as Exhibit C is a true, correct and complete copy of presently effective resolutions of Guarantor's board of directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered by Guarantor in connection herewith, certified by the Secretary of Guarantor; (c) Guarantor is in full compliance with all covenants and agreements contained in the Guaranty and the other Loan Documents to which it is a party; and (d) Guarantor has not amended its Articles of Incorporation or its Bylaws since May 3, 1994, except for such amendments which are attached hereto as Exhibit D.

                           ARTICLE VII
                    Miscellaneous Provisions

     7.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Term Note, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

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     7.02 References. Each of the Loan Agreement, the Guaranty and
the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that (a) any reference in the Loan Agreement, the Guaranty and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby, and (b) any reference in the Loan Agreement, the Guaranty and such other Loan Documents to the Guaranty shall mean a reference to the Guaranty as amended hereby.

     7.03 Expenses of Lender. As provided in Section 9 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, the Term Note and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel.

     7.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     7.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, Guarantor and their respective successors and assigns, except neither Borrower nor Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     7.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     7.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower or Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     7.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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     7.09 Applicable Law. This Amendment and all other Loan
Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of Texas.

     7.10 Final Agreement. THE LOAN AGREEMENT, THE GUARANTY, EACH AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT, THE GUARANTY, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, GUARANTOR AND LENDER.

     7.11 Release. EACH OF BORROWER AND GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY AMOUNTS DUE AND OWING UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH OF BORROWER AND GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FILED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER AND/OR GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAXING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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     IN WITNESS WHEREOF, the parties have executed this First
Amendment to Loan Documents on the date first written above.

                              BORROWER:

                              TEMTEX INDUSTRIES, INC.


                              By: _______________________________
                              Name:  R. N. Stivers
                              Title: Vice President


                              GUARANTOR:

                              TEMCO FIREPLACE PRODUCTS, INC.


                              By: _______________________________
                              Name:  R. N. Stivers
                              Title: Vice President


                              LENDER:

                              NATIONSBANK OF TEXAS, N.A.


                              By: _______________________________
                              Name:  John B. Cowden
                              Title: Assistant Vice President


EXHIBITS:

A - Certified Resolutions of Borrower's Board of Directors
B - Amendments to Certificate of Incorporation and/or Bylaws of
Borrower
C - Certified Resolutions of Guarantor's Board of Directors
D - Amendments to Articles of Incorporation and/or Bylaws of
Guarantor

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                           EXHIBIT "A"

                      Certified Resolutions
                               of
          Temtex Industries. Inc.'s Board of Directors


     RESOLVED: That any officer of Temtex Industries, Inc., a Delaware corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Loan Agreement with NationsBank of Texas, N.A. ("Lender"), (b) to execute and deliver to Lender, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed First Amendment to Loan Documents, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, (ii) a certain proposed promissory note in the amount of $512,000 in favor of Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation and (iii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

     FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

     FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

     FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, promissory notes, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

                               -1-

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     FURTHER RESOLVED: That the Secretary of the Corporation, by
his signature, is, and hereby is, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.


                          CERTIFICATION

     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing amendment and Promissory Note on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such amendment and Promissory Note, and that his signature thereon is genuine.

     DATED:  September 29, 1994.


                              ___________________________________
                              R. N. Stivers,
                              Secretary of the Corporation

                               -2-

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                           EXHIBIT "B"

                  Amendments to Certificate of
                   Incorporation and/or Bylaws


                       If "none", so state



See Articles of Amendment to the Articles of Incorporation of Temtex Products, Inc. dated May 3, 1994 changing name to Temco
Fireplace Products, Inc.

                           EXHIBIT "C"

                      CERTIFIED RESOLUTIONS
                             OF THE
                       BOARD OF DIRECTORS
                               OF
                 TEMCO FIREPLACE PRODUCTS, INC.




     "RESOLVED, that this Corporation guarantee the payment and performance of the indebtedness, obligations and liabilities of Temtex Industries, Inc., a Delaware corporation ("the Borrower"), to NationsBank of Texas, N.A., a national banking association (the "Bank"), including, without limitation, the obligations evidenced by that certain Term Note in the principal amount of $512,000, dated as of September 29, 1994, bearing interest before and after maturity as therein specified, and containing certain accelerating, maturity, attorney's fees and costs of collection clauses, as specified therein and all renewals, extensions and rearrangements of such indebtedness;

     "FURTHER RESOLVED, that the President or any Vice President of this Corporation, is hereby authorized and empowered to agree upon with the Bank the terms and provisions of and execute and deliver for and on behalf of this corporation an instrument of guaranty, which guaranty may be absolute and primary and extend to principal and interest on such indebtedness, obligations and liabilities and with such agreement to the terms and provisions of such instrument of guaranty to be conclusively evidenced by any of said officers execution and delivery of such instrument of guaranty;

     "FURTHER RESOLVED, that the guaranty of this corporation authorized by these resolutions may reasonably be expected to benefit, directly or indirectly, this Corporation;

     "FURTHER RESOLVED, that any of said officers are authorized and empowered to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments and certificates (including without limitation any and all notices and certificates required or permitted to be given or made to the Bank under the terms of any of the instruments executed on behalf of this Corporation in connection with the guaranty of this Corporation as authorized by these resolutions), in the name and on behalf of this Corporation or otherwise, as any of such officers, in their discretion, may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions and to perform the obligations of this Corporation under all instruments and agreements executed on behalf of this Corporation in connection with the guaranty of this Corporation as authorized by these resolutions.

     "FURTHER RESOLVED, that the execution by any of said officers of any document authorized by the foregoing resolution, or any document executed

                               -1-

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in the accomplishment of any action or actions so authorized, is
(or shall become upon delivery) the enforceable and binding act and obligation of this Corporation, without the necessity of the signature or attestation of any other officer of this Corporation or the affixing of the corporate seal;

     "FURTHER RESOLVED, that all acts, transactions, or agreements undertaken prior to the adoption of these resolutions by any of the officers or representatives of this Corporation in its name and for its account with the Bank in connection with the foregoing matters are hereby ratified, confirmed and adopted by this Corporation;

     "FURTHER RESOLVED, that the Secretary or Assistant Secretary of this Corporation is hereby authorized and directed to certify these resolutions to the Bank: and

     "FURTHER RESOLVED, that the Bank be promptly notified in writing by the Secretary or any other officer of this Corporation of any change in these resolutions, and until it has actually received such notice in writing, the Bank is authorized to act in pursuance of these resolutions.

                          CERTIFICATION

     The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing guaranty on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such guaranty, and that his signature thereon is genuine.

       Dated:  September 29, 1994.


                              ___________________________________
                              R. N. Stivers, Secretary of
                              Temco Fireplace Products, Inc.

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                           EXHIBIT "D"

                    Amendments to Articles of
                   Incorporation and/or Bylaws